UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-9521

MANAGERS AMG FUNDS
(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854
(Address of principal executive offices) (Zip code)

Managers Investment Group LLC
800 Connecticut Avenue, Norwalk, Connecticut 06854
(Name and address of agent for service)

Registrant's telephone number, including area code: (203)299-3500

Date of fiscal year end: OCTOBER 31

Date of reporting period: NOVEMBER 1, 2003 - OCTOBER 31, 2004 (Annual Shareholder Report)

Item 1. REPORT TO SHAREHOLDERS.

MANAGERS AMG FUNDS

RORER ASSET MANAGEMENT, LLC

Rorer Large-Cap Fund
Rorer Mid-Cap Fund

___________________________________

Annual Report

October 31, 2004

Rorer Large-Cap Fund
Rorer Mid-Cap Fund

Annual Report
October 31, 2004

TABLE OF CONTENTS

Begins on Page
Letter to Shareholders	1
Portfolio Manager's Comments	2
About Your Fund's Expenses	8
Summary of Industry Weightings and Top Ten Holdings	9
Schedules of Portfolio Investments	10
Financial Statements:
Statement of Assets and Liabilities	14
Fund balance sheet net asset value (NAV) per share
Computation and cumulative undistributed amounts
Statement of Operations	15
Detail of sources of income, Fund expenses, and realized
And unrealized gains (losses) during the fiscal year
Statement of Changes in Net Assets	16
Detail of changes in Fund assets for the past two fiscal years
Financial Highlights	18
Net asset value per share, total return, expense ratios,
Turnover ratio and net assets
Notes to Financial Statements	20
Accounting and distribution policies, details of agreements
and transactions with Fund management and affiliates and
description of certain risks
Report of Independent Registered Public Accounting Firm	24
Trustees and Officers	25

Nothing contained herein us to be considered an offer or sale or a solicitation of an offer to buy shares of The Managers Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

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Letter to Shareholders
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Dear Fellow Shareholder:

        Though the stock market provided healthy gains for the year ended October 31, 2004, most of these gains were generated early in the period. Since the 2003 rally, which ended in early February of 2004, the U.S. stock market has remained essentially flat. Although corporate profits gained throughout the year, investors’ enthusiasm has been pared by higher short-term interest rates, rising oil prices, increased turmoil in Iraq, and uncertainty about the results and ramifications of the U.S. Presidential election. This last point is proven by the fact that the market resumed its rally immediately after the orderly completion of the election in early November. While the market as a whole suffered little volatility throughout the period, there was a fair amount of dispersion across sectors. For example, while energy and basic materials companies rose during the period, technology and healthcare stocks pulled back significantly.

        Although the investment processes for the two Funds covered in this report are virtually identical, as are the portfolio management teams, the results for the period were significantly different. The Rorer Mid-Cap Fund returned 12.84% for the one-year period ended October 31, 2004, outperforming its benchmark S&P MidCap 400 index, which returned 11.04%. The Rorer Large-Cap Fund returned 2.40% for the same period while its primary benchmark, S&P 500 index, returned 9.42%. Although some of this disparity can be linked to the fact that small and mid-capitalization stocks performed better than large-capitalization stock for the period, much of the difference can be attributed to individual holdings. Whereas both portfolios had their share of winners during the year, the Large-Cap Fund suffered from a few unforeseen events that significantly affected the prices of certain holdings. However, the process that has delivered long-term success in the past, and in fact delivered success this past year for the Mid-Cap Fund, remains intact and healthy. We believe that the portfolio is well positioned and attractively valued for the coming year. More detailed reviews of each Funds’ performance for the year along with some comments regarding how the portfolios are positioned for the coming year are included within this report. Also included are full listings of the portfolios as well as detailed financial statements for the Funds.

        As always, we post any news or other pertinent information about the Funds as soon as applicable on our website at www.managersamg.com. Should you have any questions about any of our Funds or this report, please feel free to contact us at 1-800-835-3879, or visit the website. We thank you for your investment in Managers AMG Funds.

Sincerely,

/s/ Peter M. Lebovitz
Peter M. Lebovitz
President
Managers AMG Funds

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Managers AMG Funds
Portfolio Manager Comments
______________________________________________________________________________

Market Commentary:

While calendar year 2003 got off to a rocky start, it ended on a strong note, as the market reacted favorably to the initial success of military operations in Iraq and an improving economic picture. Investor bullishness persisted during the first few months of 2004, as market participants continued to focus their attention, at least initially, on strong economic fundamentals. However, sentiment turned bearish and stocks began to recede in March on fears that interest rates would rise sooner than expected and as terrorist activity outside the U.S. accelerated. The weakness in the stock market continued through the spring and summer months of 2004 as investors ignored overall positive economic trends and began to doubt the sustainability of the economic recovery. Instead of focusing on continued strength in economic fundamentals and double-digit corporate earnings, investors remained preoccupied with higher oil prices, fears of inflation, uncertainty regarding Iraq and until recently, the presidential elections, leading to lackluster returns thus far in 2004.

It is interesting to note that as a result of poor market sentiment, the S&P ended the third quarter of 2004 roughly at the same level it initially reached in early 1998. In comparison to 1998, however, both bond yields and fed fund rates are much lower today, while GDP, corporate profits, and S&P 500 operating earnings are all significantly higher. In fact, economic growth in the U.S. and abroad has produced earnings for the S&P 500 that are approximately 45% higher today than they were six years ago. We think that one would have to assume a substantial deterioration in today’s earnings to justify current valuation levels. Instead, we expect the economy and corporate earnings to continue to grow, and the inflation and interest rate environment to remain favorable for the next several quarters. Corporate earnings in particular have grown at a robust pace of 20% in recent quarters, and are expected to grow at about 15% in the third and fourth quarters of this year. While this is lower growth than previous quarters, it is still at a respectable level that sizably exceeds historical averages. As such, we find today’s market valuations to be very attractive, which should result in favorable market returns going forward.

At Rorer, our goal has always been, and continues to be, to invest in the highest quality companies available at the most attractive prices. By strictly adhering to our time proven disciplines, we are confident that our clients will be the beneficiaries of improved relative valuations in the high quality securities currently residing in the Funds.

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Rorer Large-Cap Fund
Portfolio Manager Comments
______________________________________________________________________________

Rorer Large-Cap Fund:

        The Large-Cap Fund returned 2.40% for the year ended October 31, 2004 (the “period”). However, it underperformed its benchmark, the S&P 500 Index, which returned 9.42% for the period.

        On a relative basis, the performance of the Fund benefited from favorable stock selection within the healthcare and consumer staple sectors, and from maintaining an overweight position in Energy. Unfortunately, however, the positive contribution from these sectors was not enough to outweigh the negative contributions from certain financial and technology holdings.

        On the positive front, our health care holdings, and our diversification within this sector, contributed significantly to the Fund’s overall return. This was the second best performing sector within the Fund, whereas it was the second worst performing sector within the index. Biogen Idec in particular was one of the strongest performers within this group. The stock had a sizeable rally in February after the company announced its intention to submit an early filing for the approval of its Multiple Sclerosis (MS) drug, Antegren. This drug is considered to be the first real progress in the treatment of MS and is expected to help Biogen gain market share rapidly. Our diversification within this sector also helped protect the portfolio in what was a weak environment for pharmaceutical stocks, which suffered as the drug re-importation debate re-surfaced during the Presidential elections. Other positive contributors for the period included certain consumer staple holdings, specifically CVS Corporation, which benefited from its acquisition of the Eckerd drug stores from JC Penney. The acquisition is expected to speed CVS’s penetration in key markets, mainly Florida and Texas. Finally, the Fund benefited from positive stock selection and its overweight position in Energy, the best performing sector in the market and in the portfolio for the year. Surging oil prices in recent months have been a boon for energy companies causing a significant rally in these stocks. Higher demand for oil from fast growing economies such as India and China, coupled with supply constraints caused by tensions in the Middle East and Nigeria, and hurricane related damages in the Gulf of Mexico, has caused oil prices to be as high as $53 to $54 per barrel in recent months. We have continued to maintain a slight overweight in this sector, as we believe that the price of oil will stabilize at a higher level than consensus estimates over the next year.

        However, despite these positives, the Fund trailed its benchmark over the one-year period primarily due to the underperformance of certain technology and financial holdings. Technology has been the worst performing sector in the market and in the Fund over the past twelve months, and in fact, it was the only sector in the market to post negative returns for the period. The Technology sector in general, and the stocks in our portfolio, have been held back as investors have discounted the fundamental strength of these companies and instead have remained focused on the headwinds noted previously, and news of rising inventories. Within our holdings, Intel Corporation was sold during the third quarter after it triggered the Fund’s 15% stop/loss discipline. The company reported second quarter earnings largely in line with expectations, however, the stock declined after management lowered its margin outlook due to a rise in inventory levels. With regard to Financials, even though the Fund was well diversified, it was negatively impacted by its exposure to the insurance industry and in particular, Marsh McLennan & Co. This company’s stock, and in fact most major insurance company stocks, suffered heavy losses in October after Marsh McLennan was charged with fraud and antitrust violations, and a few insurance carriers were named as co-defendants. These allegations came about as part of a broader investigation by New York Attorney General, Eliot Spitzer, into the common insurance industry practice of charging contingency fees for referral business. Consequently, due to the headline risk associated with these stocks, we disposed of all of the Fund’s insurance holdings in October.

        In addition to the above, the Fund was hurt by the continued strength in smaller capitalization stocks. Though the performance gap has narrowed considerably over the past year, smaller cap stocks still posted slightly better returns compared to their larger cap counterparts. The small cap segment of the market is not targeted by Rorer’s large cap strategy, which focuses instead on the largest, best managed companies in the world. However, The Fund’s primary benchmark, S&P 500 index, had about a ten percent exposure to this segment of the market over the past year, which was the best performing segment within the index during the period. Consequently, the Fund’s lack of exposure to this segment hurt the Fund’s performance relative to the benchmark.

        As mentioned earlier, we expect economic and earnings growth to continue for the foreseeable future. Furthermore, we believe that the best returns in the equity markets will come from a segment we perceive as less risky, large capitalization stocks. Today, these companies, which are arguably the best positioned to benefit from future global growth, are among the least expensive. In fact, based upon earnings estimates for the next twelve months, the S&P 500 index, which consists of the largest companies trading in the U.S. markets, is selling at a price/earnings discount to the S&P 600, its small capitalization equivalent. Historically, the premium would be accorded to the larger companies given their lower risk profile, steady growth prospects and their proclivity to distribute some of their earnings to shareholders in the form of dividends. We expect that this will again be true in the future, and that the larger capitalization stocks will outperform their counterparts going forward.

        Given our outlook, the Rorer Large-Cap Fund continues to maintain a cyclical bias, with exposure to advertising and media stocks, which tend to do well in rising rate environments, financial stocks that are leveraged to a capital markets recovery, and technology companies, which we expect will benefit from improving corporate profits and a rebound in IT spending, especially from the Telecomm service providers. On the other hand, the Fund remains underweight in defensive sectors such as consumer staples, telecommunications and utilities, which are typically not as leveraged to an economic recovery.

Cumulative Total Return Performance

        Rorer Large-Cap’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in the Rorer Large-Cap Fund on December 19, 2001, (commencement of operations) to a $10,000 investment made in the Index for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced.

[CHART OMITTED]

Hypothetical $10,000 Investment
Period Ending	Rorer Large-Cap Fund	S&P 500 Index
12/19/01	$10,000	$10,000
10/31/02	$8,140	$7,810
10/31/03	$9,163	$9,434
10/29/04	$9,383	$10,323

The table below shows the average annualized total returns for the Rorer Large-Cap Fund and the S&P 500 Index since inception through October 31, 2004.

Average Annualized Total Returns:
	One Year	Since Inception*
Rorer Large-Cap Fund	2.40%	-2.2	0%
S&P 500 Index	9.42%	1.12%

*Commencement of operations was December 19, 2001.

Past performance is not indicative of future results. For current performance data, which may be lower or higher than that reported, visit our website at www.managersamg.com or call 800-835-3879. The investment return and the principal value on an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

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Rorer Mid-Cap Fund
Portfolio Manager Comments
______________________________________________________________________________

Rorer Mid-Cap Fund:

        The Mid-Cap Fund returned 12.84% for the year ended October 31, 2004 (the “period”), outperforming its benchmark, the S&P 400 Mid-Cap, which returned 11.04% for the same period.

        On a relative basis, the Fund benefited from favorable stock selection in the Industrial, Financial and Consumer Staples sectors. As Industrials are leveraged to an economic recovery, we increased our exposure over the past year and our stocks have performed well, more than doubling the benchmark sector return for the period. Notable stocks included Norfolk Southern and Kroll. Norfolk Southern, which was recently sold from the Fund as it achieved its target price, continued to post positive earnings surprises during our holding period that was driven by the sustained strength in the industrial economy. Kroll also performed well, as Marsh & McLennan announced the purchase of Kroll for a premium of over 30%. The position was subsequently sold from the Fund after the acquisition was finalized.

        As mentioned, the Fund also benefited from strong stock selection in the Financial sector. Holding company Loews Corporation benefited from its CNA subsidiary, a major insurance company, where the turnaround story and fundamentals continued to improve. However, in light of New York Attorney General Eliot Spitzer’s investigation into the insurance industry, we recently liquidated the position in Loews, as well as all of the Fund’s insurance holdings due to the headline risk associated with these stocks. Securities firm Bear Stearns also performed well benefiting from its fixed-income segment, while the IPO and capital markets pipelines remain strong. Lastly, Consumer Staples holdings proved favorable to the relative performance of the Fund. BJ’s Wholesale Club, a warehouse club operator, has seen positive effects from its store re-merchandising strategy. The program is shifting the company’s focus toward the retail consumer and away from the business customer in an effort to differentiate themselves from their competitors. Adolph Coors, one of the nation’s largest brewers, was also sold during the period for target price, as the stock was rewarded from news of the potential merger of Coors and Molson.

        While both absolute and relative performance was positive for the period, the Technology sector and lack of exposure to the Materials sector weighed on the Fund’s total return. Over the past twelve months, Technology was the worst performing sector in both the Fund and the benchmark, and was the only sector to post a negative return during the period. The Fund’s overweight position in Technology weighed on the total return, as the general sentiment toward technology stocks has been poor with concerns of excess inventory levels and a recovery in IT spending that has not fully culminated. Additionally, our lack of exposure to the second best performing sector, Materials, weighed on the Fund’s total return. Rorer generally lacks exposure to this sector since these stocks are volatile and generally not good long-term investments. The timing of buys, and more importantly sells, is crucial to making money in these groups. As such, they have not traditionally fit our style as long-term investors.

        Given our expectations of continued strong earnings and economic growth, combined with a low inflation and interest rate environment, we believe the prospects for favorable equity returns remain high. The Fund continues to be positioned toward a cyclical bias, with focus on stocks that should benefit from a strong economy and global growth. The Fund is maintaining adequate exposure to financials, where companies are leveraged to the capital markets recovery and to technology, which should benefit from improving corporate profits and a rebound in IT spending. The Fund is also sustaining exposure in the energy sector, due to the favorable supply and demand dynamics, with higher demand for oil in fast growing economies such as India and China, coupled with supply constraints caused by tensions in the Middle East and Nigeria, as well as hurricane related damages in the Gulf of Mexico. Conversely, the Fund remains underweighted in defensive sectors including Consumer Staples and Utilities, which are typically not leveraged to an economic recovery.

Cumulative Total Return Performance

        Rorer Mid-Cap’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The S&P 400 Mid Cap Index is a capitalization-weighted index of 400 commonly traded stocks designed to measure performance of the mid-range sector of the U.S. stock market through changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in the Rorer Mid-Cap Fund on December 19, 2001, (commencement of operations) to a $10,000 investment made in the Index for the same time period. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced.

[CHART OMITTED]

Hypothetical $10,000 Investment
Period Ending	Rorer Mid-Cap Fund	S&P 500 Index
12/19/01	$10,000	$10,000
10/31/02	$9,260	$8,537
10/31/03	$11,060	$11,161
10/29/04	$12,480	$12,393

The table below shows the average annualized total returns for the Rorer Mid-Cap Fund and the S&P 500 Index since inception through October 31, 2004.

Average Annualized Total Returns:
	One Year	Since Inception*
Rorer Mid-Cap Fund	12.84%	8.03%
S&P 400 Mid Cap Index	11.04%	7.77%

* Commencement of operations was December 19, 2001.

Past performance is not indicative of future results. For current performance data, which may be lower or higher than that reported, visit our website at www.managersamg.com or call 800-835-3879. The investment return and the principal value on an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

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About Your Fund's Expenses
______________________________________________________________________________

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund, so you can compare these costs with those of other mutual funds. The examples are based on an investment in the Fund of $1,000 made at the beginning of the most recent fiscal half-year and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund return: This helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% annual return: This helps you compare the Fund’s costs with those of other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% annual return less expenses. It assumes that the Fund had a return of 5% per year and that the expense ratio is unchanged. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2004	Expense Ratio	Beginning Account Value 4/30/2004	Ending Account Value 10/31/2004	Expenses Paid During Period*
Rorer Large-Cap Fund
Based on Actual Fund Return	1.40%	$1,000	$993	$7.01
Based on Hypothetical 5% Annual Return	1.40%	$1,000	$1,018	$7.10
Rorer Mid-Cap Fund
Based on Actual Fund Return	1.40%	$1,000	$1,026	$7.13
Based on Hypothetical 5% Annual Return	1.40%	$1,000	$1,018	$7.10

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

You can find more information about the Fund’s expenses, including annual expense ratios for past fiscal periods, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

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Managers AMG Funds
Summary of Industry Weightings as of October 31, 2004(unaudited)
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Major Sectors	Rorer Large-Cap Fund	S&P 500 Index	Rorer Mid-Cap Fund	S&P 400 Index
Consumer Discretionary	25.1%	11.3%	23.4%	18.7%
Consumer Staples	9.2	10.6	4.8	4.3
Energy	11.9	7.4	8.5	8.1
Financials	20.4	20.8	12.3	18.8
Health Care	15.9	12.8	9.0	10.3
Industrials	16.9	11.3	7.8	13.0
Information Technology	19.8	16.4	14.0	14.8
Telecommunication Services	0.0	3.3	0.0	0.5
Utilities	0.0	3.0	4.0	7.0
Other	(19.2)	3.1	16.2	4.5

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Top Ten Holdings as of October 31, 2004(unaudited)
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Rorer Large-Cap Fund		Rorer Mid-Cap Fund
	% Fund		% Fund
United Technologies Corp.*	4.8	BJ's Wholesale Club, Inc.	4.8
Hewlett-Packard Co.*	4.7	Newfield Exploration Co.*	4.7
Procter & Gamble Co.*	4.7	Williams-Sonoma, Inc.	4.4
Best Buy Co., Inc.	4.6	E*Trade Group, Inc.	4.3
Southwest Airlines Co.	4.5	Bear Stearns Co., Inc.*	4.2
CVS Corp.*	4.5	Eastman Kodak Co.	4.0
Lowe's Co., Inc.*	4.4	Constellation Energy Group	4.0
US Bancorp	4.3	Dover Corp.	4.0
Goldman Sachs Group, Inc.	4.2	RadioShack Corp.	4.0
Johnson & Johnson Co.	4.2	Quest Diagnostics, Inc.*	4.0

Top Ten as a Group	44.9%	Top Ten as a Group	42.4%

* Top Ten Holding at April 30, 2004

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Rorer Large-Cap Fund
Schedule of Portfolio Investments
October 31, 2004
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Common Stocks - 119.2%	Shares	Value
Consumer Discretionary - 25.1%
Best Buy Co., Inc.	705	$41,749
Eastman Kodak Co.	1,175	35,579
Lowe's Co., Inc.	715	40,240
McDonald's Corp.	1,260	36,729
Time Warner Co., Inc.*	2,125	35,360
Viacom, Inc., Class B	1,025	37,402
Total Consumer Discretionary		227,059

Consumer Staples - 9.2%
CVS Corp.	945	41,070
Procter & Gamble Co.	835	42,735
Total Consumer Staples		83,805

Energy - 11.9%
ChevronTexaco Corp.	655	34,754
ConocoPhillips Co.	410	34,567
ExxonMobil Corp.	775	38,146
Total Energy		107,467

Financials - 20.4%
Bank of New York Co., Inc., The	1,085	35,219
Citigroup, Inc.	805	35,718
Goldman Sachs Group, Inc.	390	38,367
JPMorgan Chase & Co.	950	36,670
US Bancorp	1,360	38,910
Total Financials		184,884

Health Care - 15.9%
Abbott Laboratories Co.	860	36,662
CIGNA Corp.	510	32,365
Johnson & Johnson Co.	655	38,239
Quest Diagnostics, Inc.*	425	37,205
Total Health Care		144,471

Industrials - 16.9%
General Dynamics Corp.	320	32,678
General Electric Co.	1,055	35,997
Southwest Airlines Co.	2,605	41,081
United Technologies Corp.	465	43,161
Total Industrials		152,917

Information Technology - 19.8%
Cisco Systems, Inc.*	1,770	34,002
Fiserv, Inc.*	1,020	36,251
Hewlett-Packard Co.	2,300	42,918
International Business Machines Corp.	365	32,759
Motorola Inc.	1,950	33,657
Total Information Technology		179,587

Total Common Stocks
(cost $974,964)		1,080,190

Other Investment Company - 4.0%[1]
JPMorgan Prime Money Market Fund
Institutional Class Shares, 1.68%	36,023	36,023
(cost $36,023)

Total Investments - 123.2%
(cost $1,010,987)		1,116,213

Other Assets, less Liabilities - (23.2)%		(210,283)
Net Assets - 100.0%		$905,930

Note: Based on the approximate cost of investments of $1,014,115 for Federal income tax purposes at October  31, 2004, the aggregate gross unrealized appreciation and depreciation were $116,180 and $14,082, respectively, resulting in net unrealized appreciation of investments of $102,098.

* Non-income-producing securities.

1 Yield shown for an investment company represents the October 31, 2004 seven days’ average yield, which refers to the sum of the previous seven days’dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements

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Rorer Mid-Cap Fund
Schedule of Portfolio Investments
October 31, 2004
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Common Stocks - 83.8%
Consumer Discretionary - 23.4%
Eastman Kodak Co.	1,000	$30,280
Liz Claiborne, Inc.	720	29,434
Priceline.com, Inc.*	1,265	25,224
RadioShack Corp.	995	29,780
Staples, Inc.*	930	27,658
Williams-Sonoma, Inc.*	870	33,208
Total Consumer Discretionary		175,584

Consumer Staples - 4.8%
BJ's Wholesale Club, Inc.*	1,250	36,288

Energy - 8.5%
Newfield Exploration Co.*	600	34,920
Pogo Producing Co.	620	28,427
Total Energy		63,347

Financials - 12.3%
Bear Stearns Co., Inc. (The)	330	31,268
E*Trade Group, Inc.*	2,480	31,990
Mercury General Corp.	550	28,287
Total Financials		91,545

Health Care - 9.0%
Cephalon, Inc.*	300	14,301
Health Management Associates, Inc.	1,125	23,243
Quest Diagnostics, Inc.*	340	29,763
Total Health Care		67,307

Industrials - 7.8%
Dover Corp.	765	30,041
Navistar International Corp. *	825	28,504
Total Industrials		58,545

Information Technology - 14.0%
Computer Sciences Corp.*	580	28,809
Fiserv, Inc.*	760	27,010
Linear Technology Corp.	670	25,380
Tellabs, Inc.*	2,980	23,840
Total Information Technology		105,039

Utilities - 4.0%
Constellation Energy Group	740	30,059

Total Common Stocks
(cost $616,667)		627,714

Other Investment Company - 12.7%[1]
JPMorgan Prime Money Market Fund
Institutional Class Shares, 1.68%	95,209	95,209
(cost $95,209)

Total Investments - 96.5%
(cost $711,876)		722,923

Other Assets, less Liabilities - 3.5%		26,227
Net Assets - 100.0%		$749,150

Note: Based on the approximate cost of investments of  $714,186 for Federal income tax purposes at October 31, 2004, the aggregate gross unrealized appreciation and depreciation were $27,440 and $18,703, respectively, resulting in net unrealized appreciation of investments of $8,737.

*	Non-income-producing securities.

1	Yield shown for an investment company represents the October 31, 2004, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements

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Managers AMG Funds
Statements of Assets and Liabilities
October 31, 2004
______________________________________________________________________________

	Rorer Large-Cap Fund	Rorer Mid-Cap Fund
Assets:
Investments at value	$1,116,213	$722,923
Cash	29	10,657
Receivable for investments sold	—	22,685
Receivable due from Advisor	356	3,377
Receivable for Fund shares sold	—	40,000
Dividends, interest and other receivables	2,324	371
Prepaid expenses	12,713	12,562
Total assets	1,131,635	812,575

Liabilities:
Payable for investments purchased	11,954	43,282
Payable for Fund shares repurchased	190,669	—
Accrued expenses:
Other	23,082	20,143
Total liabilities	225,705	63,425

Net Assets	$905,930	$749,150

Shares outstanding	96,689	60,028

Net asset value, offering and redemption
price per share	$9.37	$12.48

Net Assets Represent:
Paid-in capital	$804,977	$967,777
Undistributed net investment income	1,179	—
Accumulated net realized loss from
investments	(5,452)	(229,674)
Net unrealized appreciation of investments	105,226	11,047

Net Assets	$905,930	$749,150

Investments at cost	$1,010,987	$711,876

The accompanying notes are an integral part of these financial statements

______________________________________________________________________________
Managers AMG Funds
Statement of Operations
For the fiscal year ended October 31, 2004
______________________________________________________________________________

	Rorer Large-Cap Fund	Rorer Mid-Cap Fund
Investment Income:
Dividend income	$17,808	$8,326
Interest income	538	1,491
Securities lending fees	104	201
Total investment income	18,450	10,018

Expenses:
Investment advisory and management fees	10,452	11,190
Distribution fees	3,074	3,291
Custodian fees	22,118	22,411
Transfer agent fees	21,200	21,596
Professional fees	14,787	9,786
Registration fees	14,384	13,364
Reports to shareholders	85	—
Miscellaneous	521	510
Total expenses before offsets	86,621	82,148
Less:Expense reimbursements	(69,350)	(63,683)
Net expenses	17,271	18,465

Net investment income (loss)	1,179	(8,447)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	43,688	(214,765)
Net unrealized depreciation of investments	(28,828)	(57,607)
Net realized and unrealized gain (loss)	14,860	(272,372)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$16,039	$(280,819)

The accompanying notes are an integral part of these financial statements

______________________________________________________________________________
Rorer Large-Cap Fund
Statement of Changes in Net Assets
For the fiscal year ended October 31,
______________________________________________________________________________

	2004	2003
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$1,179	$866
Net realized income (loss) on investments	43,688	(20,244)
Net unrealized appreciation
(depreciation) of investments	(28,828)	155,586
Net increase in net assets
resulting from operations	16,039	136,208

Distributions to Shareholders:
From net investment income	—	(1,510)

From Capital Share Transactions:
Proceeds from the sale of shares	250,163	559,405
Net asset value of shares issued in
connection with reinvestment of dividends	—	1,510
Cost of shares repurchased	(466,676)	(9,900)
Net increase (decrease) from capital share
transactions	(216,513)	551,015

Total increase (decrease) in net assets	(200,474)	685,713

Net Assets:
Beginning of year	1,106,404	420,691
End of year	$905,930	$1,106,404

End of year undistributed
net investment income	$1,179	$—

Share Transactions:
Sale of shares	25,438	70,276
Shares issued in connection with
reinvestment of dividends	—	165
Shares repurchased	(49,720)	(1,135)
Net increase (decrease) in shares	(24,282)	69,306

The accompanying notes are an integral part of these financial statements

______________________________________________________________________________
Rorer Mid-Cap Fund
Statement of Changes in Net Assets
For a share outstanding throughout each period shown
______________________________________________________________________________

	2004	2003
Increase (Decrease) in Net Assets
From Operations:
Net investment loss	$(8,447)	$(1,612)
Net realized loss on investments	(214,765)	(2,376)
Net unrealized appreciation
(depreciation) of investments	(57,607)	73,686
Net increase (decrease) in net assets
resulting from operations	(280,819)	69,698

From Capital Share Transactions:
Proceeds from the sale of shares	4,525,258	161,039
Cost of shares repurchased	(3,996,605)	(14,922)
Net increase from capital share
transactions	528,653	146,117

Total increase in net assets	247,834	215,815

Net Assets:
Beginning of year	501,316	285,501
End of year	$749,150	$501,316

End of year undistributed
net investment income	$—	$—

Share Transactions:
Sale of shares	358,674	16,163
Shares repurchased	(343,995)	(1,659)
Net increase in shares	14,679	14,504

The accompanying notes are an integral part of these financial statements

______________________________________________________________________________
Rorer Large-Cap Fund
Financial Highlights
For a share outstanding throughout each period shown
______________________________________________________________________________

	For the fiscal year ended October 31,
	2004	2003	For the period ended October 31, 2002*
Net Asset Value, Beginning of Period	$9.15	$8.14	$10.00

Income from Investment Operations:
Net investment income	0.01	0.00 (a)	0.00	(a)
Net realized and unrealized gain (loss)
on investments	0.21	1.02	(1.86)
Total from investment operations	0.22	1.02	(1.86)

Less Distributions to Shareholders from:
Net investment income	—	(0.01)	—
Net Asset Value, End of Period	$9.37	$9.15	$8.14

Total Return (b)	2.40%	12.56%	(18.60)%	(c)
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	(d)
Ratio of net investment income to average
net assets	0.10%	0.10%	0.06%	(d)
Portfolio turnover	75%	42%	36%	(c)
Net assets at end of period (000's omitted)	$906	$1,106	$421
Expense Offsets (e)
Ratio of total expenses to average net assets	7.04%	10.07%	25.01%	(d)
Ratio of net investment loss to average
net assets	(5.54)%	(8.56)%	(23.55)%	(d)

* Commencement of operations was December 19, 2001.
(a) Rounds to less than $0.01.
(b)Total return and net investment income would have been lower had certain expenses not been reduced.
(c) Not annualized.
(d) Annualized.
(e)Ratio information assuming no reduction of Fund expenses.

The accompanying notes are an integral part of these financial statements

______________________________________________________________________________
Rorer Mid-Cap Fund
Financial Highlights
For a share outstanding throughout each period shown
______________________________________________________________________________

	For the fiscal year ended October 31,
	2004	2003	For the period ended October 31, 2002*
Net Asset Value, Beginning of Period	$11.05	$9.26	$10.00

Income from Investment Operations:
Net investment loss	(0.14)	(0.05)	(0.02)
Net realized and unrealized gain (loss)
on investments	1.57 (e)	1.84	(0.72)
Total from investment operations	1.43	1.79	(0.74)

Net Asset Value, End of Period	$12.48	$11.05	$9.26

Total Return (a)	12.84%	19.44%	(7.40)% (b)

Ratio of net expenses to average net assets	1.40%	1.40%	1.40% (c)
Ratio of net investment loss to average
net assets	(0.64)%	(0.45)%	(0.25)% (c)
Portfolio turnover	411%	57%	58% (b)
Net assets at end of period (000's omitted)	$749	$501	$286
Expense Offsets (d)
Ratio of total expenses to average net assets	6.24%	20.50%	28.79% (c)
Ratio of net investment loss to average
net assets	(5.48)%	(19.56)%	(27.64)% (c)

        * Commencement of operations was December 19, 2001.

(a)	Total return and net investment income would have been lower had certain expenses not been reduced.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratio information assuming no reduction of Fund expenses.

(e)	The per share number is inconsistent with the Statement of Operations due to the timing of capital share activity.

The accompanying notes are an integral part of these financial statements

________________________________________________________________________________________________________
Notes to Financial Statements
October 31, 2004
________________________________________________________________________________________________________

(1) Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended. Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds: Rorer Large-Cap Fund (“Large-Cap”) and Rorer Mid-Cap Fund (“Mid-Cap”) (each a “Fund” and collectively the “Funds”).

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(a) Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. Investments in other regulated investment companies are valued at their end-of-day net asset value per share. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.

(b) Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

Each of the Funds has a “balance credit” arrangement with the Bank of New York (“BNY”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2004, the custodian expense was not reduced under this arrangement for either Fund.

(d) Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities, and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during 2004 were as follows:

	Large-Cap		Mid-Cap
	2004	2003	2004	2003
Distributions paid from:
Ordinary Income	$—	$1,510	$—	$—
Short-Term Capital Gains	—	—	—	—
Long-Term Capital Gains	—	—	—	—

As of October 31, 2004, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of undistributed net investment income of $1,179 for Large-Cap and undistributed short-term losses of $2,324 for Large-Cap and $227,364 for Mid-Cap.

(e) Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(f) Capital Loss Carryovers

As of October 31, 2004, Large-Cap had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes of $2,324 expiring October 31, 2011. As of October 31, 2004, Mid-Cap had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes of $12,532 expiring October 31, 2010, $1,584 expiring October 31, 2011, and $213,248 expiring October 31, 2012.

(g) Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2004, certain shareholders, including one affiliated account, each held greater than 10% of the outstanding shares of the Funds as follows: Large-Cap – two own 22%; and Mid-Cap – three own 76%. Transactions by these shareholders may have a material impact on the Funds.

(2) Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which The Managers Funds LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of The Managers Funds LLC. The Funds’ investment portfolios are managed by Rorer Asset Management, LLC (“Rorer”), which serves pursuant to a Subadvisory Agreement by and between the Investment Manager and Rorer with respect to each of the Funds. AMG indirectly owns a majority interest in Rorer. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG, and/or MDI.

Each Fund is obligated by its Investment Management Agreement to pay a monthly management fee to the Investment Manager at an annual rate of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Rorer 0.85% of the average daily net assets of each Fund for its services as subadvisor. Under the Investment Management Agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Rorer, Rorer reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager has contractually agreed, through March 1, 2005, to waive fees and pay or reimburse the Funds to the extent total operating expenses (excluding interest, taxes, brokerage, organization expenses and other capitalized expenses and extraordinary expenses) of the Funds exceed 1.40% of that Funds’ average daily net assets. Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement occurs and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed 1.40% of the Fund’s average daily net assets. At October 31, 2004, the cumulative amounts of unreimbursed expenses for Large-Cap and Mid-Cap were $192,890 and $183,554, respectively.

The aggregate annual fee paid to each independent Trustee for serving as a Trustee of the Trust was $5,000. Effective April 1, 2004 the aggregate annual retainer paid to each Independent Trustee for all Trusts in the Fund family became $52,000, plus $2,000 for each meeting attended. The Trustees’ fees and expenses are allocated amongst all of the Funds for which The Managers Funds LLC serves as the Investment Manager based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $5,000 per year. The “Trustee fees and expenses” shown in the financial statements amounting to $118 and $154 for Large-Cap and Mid-Cap, respectively, for the fiscal year ended October 31, 2004 represents each Fund’s allocated portion of the total fees and expenses paid by the Funds and other affiliated Funds in the Trust and in the Managers Funds complex.

(3) Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended October 31, 2004, for Large-Cap were $942,529 and $888,533, respectively, and for Mid-Cap were $5,243,614 and $4,799,300, respectively. There were no purchases or sales of U.S. Government securities for either Fund.

(4) Portfolio Securities Loaned

Each Fund may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Earnings of such temporary cash investments are divided between BNY, as a fee for its services under the program, and the Fund lending the security, according to agreed-upon rates.

(5) Commitments and contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

Proxy Result Information (unaudited)

At the Special Meeting of Shareholders of the Trust held on August 26, 2004, the following votes were recorded on behalf of Essex Aggressive Growth Fund, Essex Large Cap Fund, Rorer Large-Cap Fund, Rorer Mid-Cap Fund, Systematic Value Fund and Burridge Small Cap Growth Fund. The proposal, which shareholders were asked to vote on, are explained in further detail in the proxy statement dated July 7, 2004:

Proposal 1 – To elect four Trustees to the Board of Trustees.

VOTED

	Paggioli	Schneeweis	Kingston	Lebovitz	Outstanding
"Affirmative"
Rorer Large-Cap	1,159,417.50	1,159,417.50	1,159,417.50	1,159,417.50	1,351,438.52
Rorer Mid-Cap	4,513,009.29	4,513,009.29	4,513,009.29	4,513,009.29	4,830,074.82
"Withhold"
Rorer Large-Cap
Rorer Mid-Cap	31,099.46	31,099.46	31,099.46	31,099.46

Pursuant to Article V, Section 4 of the Master Trust Agreement of the Trust and the Securities Exchange Act of 1940, such total votes on each proposal represented a quorum of the outstanding shares of the Funds.

Tax Information (unaudited)

The Funds’ hereby designate the maximum amounts allowable of their net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2004 Form 1099-DIV you receive for each Fund, will show the tax status of all distributions paid to you during the year.

________________________________________________________________________________________________________
Report of Independent Registered Public Accounting Firm
________________________________________________________________________________________________________

To the Trustees of Managers AMG Funds and the Shareholders of the Rorer Large-Cap Fund and Rorer Mid-Cap Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Rorer Large-Cap Fund and Rorer Mid-Cap Fund (hereafter referred to as the “Funds”), at October 31, 2004, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 17, 2004

________________________________________________________________________________________________________
Trustees and Officers (unaudited)
________________________________________________________________________________________________________

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by two-thirds of the remaining Trustees and; (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
____________________	____________________________________________
Jack W. Aber, 9/9/37 o Trustee since 1999 o Oversees 27 Funds in Fund Complex	Professor of Finance, Boston University School of Management
(1972-Present); Trustee of Appleton Growth Fund (1 portfolio);
Trustee of Third Avenue Trust (4 portfolios); Trustee of Third
Avenue Variable Trust (1 portfolio)
____________________	____________________________________________
William E. Chapman, II, 9/23/41 o Independent Chairman o Trustee since 1999 o Oversees 27 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions
(1998-Present); Hewitt Associates, LLC (part time) (provider of
Retirement and Investment Education Seminars); Interim Executive
Vice President, QuadraMed Corporation (2001); President
Retirement Plans Group, Kemper Funds (1990-1998); Trustee of
Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4
portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)
____________________	____________________________________________
Edward J. Kaier, 9/23/45 o Trustee since 1999 o Oversees 27 Funds in Fund Complex	Partner, Hepburn Willcox Hamilton and Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)
____________________	____________________________________________
Steven J. Paggioli, 4/3/50 o Trustee since 2004 o Oversees 27 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and
Director, The Wadsworth Group (1986-2001); Executive Vice
President, Secretary and Director, Investment Company
Administration, LLC (1990-2001); Vice President, Secretary and
Director, First Fund Distributors, Inc. (1991-2001); Trustee,
Professionally Managed Portfolios (19 portfolios); Advisory
Board Member, Sustainable Growth Advisors, LP.
____________________	____________________________________________
Eric Rakowski, 6/5/58 o Trustee since 1999 o Oversees 27 Funds in Fund Complex	Professor, University of California at Berkeley School of Law
(1990-Present); Visiting Professor, Harvard Law School
(1998-1999); Trustee of Third Avenue Trust (4 portfolios);
Trustee of Third Avenue Variable Trust (1 portfolio)
____________________	____________________________________________
Thomas R. Schneeweis, 5/10/47 o Trustee since 2004 o Oversees 27 Funds in Fund Complex	Professor of Finance, University of Massachusetts
(1985-Present); Managing Director, CISDM at the University of
Massachusetts, (1994-Present); President and Chief Executive
Officer, Schneeweis Partners, LLC (2001-Present); No other
directorships held by trustee.
____________________	____________________________________________

* The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Kingston is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
_______________	________________________________________________
John Kingston, III, 10/23/65 o Trustee since 2004 o Oversees 27 Funds in Fund Complex	Senior Vice President and General Counsel, (2002-Present),
Affiliated Managers Group, Inc.; Vice President and Associate
General Counsel, Affiliated Managers Group, Inc. (1999-2002);
Director and Secretary, Managers Distributors, Inc.
(2000-Present); Secretary, Managers AMG Funds (1999-2004);
Served in a general counseling capacity, Morgan Stanley Dean
Witter Investment Management, Inc. (1998-1999); Associate, Ropes
and Gray (1994-1998); No other directorships held by trustee.
_______________	________________________________________________
Peter M. Lebovitz, 1/18/55 o Trustee since 2002 o President since 1999 o Oversees 27 Funds in Fund Complex	President and Chief Executive Officer, The Managers Funds LLC
(1999-Present); President, Managers Distributors, Inc.
(2000-Present); Director of Marketing, The Managers Funds, LP
(1994-1999); Director of Marketing, Hyperion Capital Management,
Inc. (1993-1994); Senior Vice President, Greenwich Asset
Management, Inc. (1989-1993); No other directorships held by trustee.
_______________	________________________________________________

* The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Officers

Name, Date of Birth, Position(s) Held With Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
_______________	________________________________________________
Galan G. Daukas, 10/24/63 Chief Financial Officer since 2002	Chief Operating Officer, The Managers Funds LLC, (2002-Present);
Chief Financial Officer, The Managers Funds, Managers Trust I
and Managers Trust II (2002-Present); Chief Operating Officer
and Chairman of the Management Committee, Harbor Capital
Management Co., Inc. (2000-2002); Chief Operating Officer, Fleet
Investment Advisors (1992-2000).
_______________	________________________________________________
Donald S. Rumery, 5/29/58 Treasurer since 1999	Director, Finance and Planning, The Managers Funds LLC,
(1994-Present); Treasurer and Chief Financial Officer, Managers
Distributors, Inc. (2000-Present); Treasurer, Managers Trust I
and Managers Trust II (2000-Present); Treasurer, The Managers
Funds (1995-Present); Secretary, Managers Trust I and Managers
Trust II (2000-2004) and Secretary, The Managers Funds
(1997-2004).
_______________	________________________________________________
Christine C. Carsman, 4/2/52 Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers
Group, Inc. (2004-Present); Secretary, The Managers Fund,
Managers Trust I and Managers Trust II (2004-Present); Senior
Counsel, Vice President and Director of Operational Risk
Management and Compliance, Wellington Management Company, LLP
(1995-2004)
_______________	________________________________________________

Investment Manager and Administrator
The Managers Funds LLC
800 Connecticut Avenue
Norwalk, Connecticut 06854-2325
(203) 299-3500 or (800) 835-3580
Distributor
Managers Distributors, Inc.
800 Connecticut Avenue
Norwalk, Connecticut 06854-2325
(203) 299-3500 or (800) 835-3879
Subadvisor
Rorer Asset Management, LLC
Eight Tower Bridge
161 Washington Street, Suite 1500
Conshohocken, PA 19428
Legal Counsel
Goodwin Proctor LLP
Exchange Place
Boston, Massachusetts 02109
Transfer Agent
Boston Financial Data Services, Inc.
attn: Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682
Custodian
The Bank of New York
2 Hanson Place, 7th Floor
Brooklyn, New York 11217

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 1-800-835-3879, or (ii) on the SEC's website at www.sec.gov.

This report is prepared for the Funds' shareholders. It is authorized for distribution to prosective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus of Statement of Additional Information, please contact us by calling 1-800-835-3879. Distributed by Managers Distributors, Inc., member NASD.

www.managersamg.com
www.managersfunds.com

Item 2. CODE OF ETHICS.

Registrant has adopted a Code of Ethics. See attached Exhibit 10(a).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The aggregate fees billed by PwC to the Fund for each of the Fund’s two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were $7,080 for fiscal 2004 and $5,508 for fiscal 2003 for Rorer Large-Cap Fund and $6,540 for fiscal 2004 and $5,003 for fiscal 2003 for Rorer Mid-Cap Fund.

Audit-Related Fees

There were fees billed by PwC to any Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Rorer Large-Cap Fund for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were $3,780 for fiscal 2004 and $1,250 for fiscal 2003. The aggregate fees billed by PwC to the Rorer Mid-Cap Fund for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were $3,240 for fiscal 2004 and $1,000 for fiscal 2003.

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2004 and $0 for fiscal 2003, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Fund’s two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6. [RESERVED]

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8. [RESERVED]

Item 9. CONTROLS AND PROCEDURES.

(a)	Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)	Internal Controls. There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. EXHIBITS

(a)	Any code of ethics or amendments hereto. Filed herewith.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By: /s/ Peter M. Lebovitz

Peter M. Lebovitz, President

Date: January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter M. Lebovitz

Peter M. Lebovitz, President

Date: January 7, 2005

By: /s/ Galan G. Daukas

Galan G. Daukas, Chief Financial Officer

Date: January 4, 2005